UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2013

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) (this “Amendment”) amends the Current Report on Form 8-K (the “Original Filing”) that dELiA*s, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on September 13, 2013.

The Report of Independent Registered Public Accounting Firm (the “Report”) which accompanied the financial statements of the Company included in Exhibit 99.1 to the Original Filing inadvertently omitted the date of the Report with respect to Note 2 to the financial statements. This Amendment is being filed solely to amend the Original Filing to add the date of September 13, 2013 as the date of the Report with respect to Note 2 to the audited financial statements of the Company. Other than adding such date to the Report, this Amendment does not amend or update any information in the Original Filing.

Item 8.01.	Other Events.

dELiA*s, Inc., a Delaware corporation (the “Company”), is re-issuing its financial statements included in its Annual Report on Form 10-K for the year ended February 2, 2013 (the “Form 10-K”) to reflect the Company’s Alloy business as a discontinued operation. Accordingly, this Current Report on Form 8-K updates the following information included in the Form 10-K:

•	Selected Financial Data included in Item 6;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Item 7; and

•	Financial Statements included in Item 8.

The Company has not updated the Form 10-K for any other activities or events occurring after the original filing date of the Form 10-K except to the extent specified above. The information provided in this Current Report on Form 8-K should be read in conjunction with the portions of the Form 10-K that have not been updated by this Current Report on Form 8-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Form 10-K, including the Company’s Quarterly Report on Form 10-Q for the quarter ended May 4, 2013, and the Company’s Current Reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation

101.DEF	XBRL Taxonomy Extension Definition

101.LAB	XBRL Taxonomy Extension Labels

101.PRE	XBRL Taxonomy Extension Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: September 19, 2013	By:	/s/ David J. Dick
David J. Dick, Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation

101.DEF	XBRL Taxonomy Extension Definition

101.LAB	XBRL Taxonomy Extension Labels

101.PRE	XBRL Taxonomy Extension Presentation